Accounts Receivable Securitization	12 Months Ended
Dec. 31, 2018
Transfers and Servicing [Abstract]
Accounts Receivable Securitization
Note 17: Accounts Receivable Securitization
On August 20, 2018, the Company amended the A/R Securitization that was initially entered into on March 8, 2017 to increase the investment limit from $100.0 million to $125.0 million and extended the termination date to August 20, 2021, unless extended or an earlier termination event occurs. Under the A/R Securitization, certain of the Company's wholly owned subsidiaries continuously sell (or contribute) receivables to wholly owned special purpose entities at fair market value. The special purpose entities then sell 100% of the receivables to an unaffiliated financial institution (“the Purchaser”). Although the special purpose entities are wholly owned subsidiaries of the Company, they are separate legal entities with their own separate creditors who will be entitled, upon their liquidation, to be satisfied out of their assets prior to any assets or value in such special purpose entities becoming available to their equity holders and their assets are not available to pay other creditors of the Company. As of December 31, 2018 and 2017, the Company had $0.0 million and $85.0 million drawn on the investment limit, respectively.
All transactions under the A/R Securitization are accounted for as a true sale in accordance with ASC 860, Transfers and Servicing ("Topic 860"). Following the sale and transfer of the receivables to the Purchaser, the receivables are legally isolated from the Company and its subsidiaries, and the Company sells, conveys, transfers and assigns to the Purchaser all its rights, title and interest in the receivables. Receivables sold are derecognized from the statement of financial position. The Company continues to service, administer and collect the receivables on behalf of the Purchaser, and recognizes a servicing liability in accordance with Topic 860. The Company has elected the amortization method for subsequent measurement of the servicing liability, which is assessed for impairment or increased obligation at each reporting date. As of December 31, 2018 and 2017, the Company reported servicing liabilities of $3.4 million and $1.1 million, and $0.4 million and $1.3 million in Other current liabilities and Other non-current liabilities, respectively, on the consolidated balance sheets. For years ended December 31, 2018 and 2017, the Company recorded servicing liability amortization of $1.1 million and $0.9 million, respectively.
This program allows the Company to receive a cash payment and a DPP for sold receivables. The DPP is paid to the Company in cash on behalf of the Purchaser as the receivables are collected; however, due to the revolving nature of the A/R Securitization, cash collected from the Company’s customers is reinvested by the Purchaser daily in new receivable purchases under the A/R Securitization. For the years ended December 31, 2018 and 2017, receivables sold under the A/R securitization were $1,143.5 million and $957.8 million, respectively, and cash collections from customers on receivables sold were $1,102.6 million and $825.0 million, respectively, all of which were reinvested in new receivables purchases and are included in cash flows from operating activities in the consolidated statement of cash flows. As of December 31, 2018 and 2017, the outstanding principal on receivables sold under the A/R Securitization were $173.7 million and $132.8 million, respectively. Refer to Note 16: Fair Value Measurements for additional discussion on the fair value of the DPP as of December 31, 2018 and 2017.
For the years ended December 31, 2018 and 2017, the Company recognized a loss related to receivables sold of $0.0 million and $1.2 million, respectively, that was recorded in Operating, administrative and other expenses in the consolidated statement of operations. Based on the Company’s collection history, the fair value of the receivables sold subsequent to the initial sale approximates carrying value.